UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2008

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-31161

23-2908305

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121

(Address of principal executive offices)   (Zip Code)

858.453.7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc. and its wholly owned subsidiaries, unless the context otherwise provides.

Item 2.02 Results of Operations and Financial Condition.

On May 7, 2008, we issued a press release reporting our financial results for the first quarter ended March 31, 2008. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On May 7, 2008, we announced that Taisho Pharmaceutical Co., Ltd., or Taisho, initiated a Phase 1 clinical trial of a drug candidate under a GPCR-focused partnership with us to develop compounds to treat psychiatric disorders. The drug candidate is a novel oral compound intended for the treatment of a common psychiatric disorder.

We entered into a collaboration with Taisho in May 2000 to research a number of different GPCR targets of interest to Taisho. Under our amended agreement, Taisho is responsible for development and commercialization of the drug candidate. We are entitled to a low single digit royalty on any product revenues received by Taisho from the sale of the drug candidate. If Taisho out-licenses the drug candidate, we are entitled to receive additional payments after Taisho recovers expenses associated with the research and development of the GPCR-focused projects. We are not entitled to any further milestone payments under the partnership.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about activities under the collaboration between Arena and Taisho, including possible future payments, and the therapeutic, commercial and other potential of the compound in the clinical trial program under such collaboration. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, clinical trials and studies may not proceed at the time or in the manner we expect or at all, the results of clinical trials or preclinical studies may not be predictive of future results, our ability to partner lorcaserin, APD125, APD791 or other of our compounds or programs, the timing, success and cost of our research, out-licensing endeavors and clinical trials, our ability to obtain additional financing, our ability to obtain and defend our patents, the timing and receipt of payments and fees, if any, from our collaborators, and our ability to redeem with common stock any outstanding shares of our series B convertible preferred stock. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our filings with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the time of the filing of this Form 8-K. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press release issued May 7, 2008, reporting financial results for the first quarter ended March 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2008	Arena Pharmaceuticals, Inc.

	By:	/s/ Jack Lief
Jack Lief
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued May 7, 2008, reporting financial results for the first quarter ended March 31, 2008